-------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          July 23, 2003 (July 23, 2003)
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)
                                  Arkona, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                        0-24372                33-0611746
----------------------------    ---------------------      -----------------
                                (Commission File No.)        (IRS Employer
(State or other jurisdiction                               Identification No.
   of incorporation)

                      10542 South Jordan Gateway, Suite 200
                            South Jordan, Utah 84005
      -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7100

Item 9.  Regulation FD Disclosure (including Item 12 information).

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is being furnished under this Item 9, "Regulation FD Disclosure."

         On July 23, 2003, Arkona, Inc. issued a press release announcing certain financial results for the fiscal quarter ended June 30, 2003. The text of the press release is set forth beginning on the following page.

FOR IMMEDIATE RELEASE

Editorial Contact:
Dave Jenkins
ARKONA Inc.
801-501-7109
dave.jenkins@arkona.com


                  ARKONA REPORTS RECORD REVENUES, PROFITABILITY


Salt Lake City, Utah - July 23, 2003 - ARKONA Inc. (ARKN), a leader in web-based dealer management solutions for the automobile industry, today announced record revenues and profitability for its first fiscal quarter.

The company reported total revenue of $1,103,242 for the three-month period ended June 30, 2003 as compared to revenue for the same period last year of $641,720. This represents a 72% increase in revenues. Net income for the same three-month period was $130,939 versus a net loss for the same period last year of ($451,685).

"ARKONA is emerging as a stronger, bolder competitor with our sights set firmly on leadership and growth," stated Alan Rudd, CEO, ARKONA. "Adherence to our business model is working and we are seeing a steady increase in recurring monthly revenues and in the number of new dealer installations. Our continued growth and success lie in our superior web-based services and solutions. Dealers see these as a great value and as a platform that gives them a distinct advantage over traditional DMS offerings."

ARKONA continues to expand its customer base with more than 300 clients operating on the ARKONA platform in the United States. The company continues to increase the number of sales and support personnel to accommodate the demand for ARKONA solutions.

About ARKONA Inc.
ARKONA was the first to offer a true Application Services Provider (ASP) solution for the automotive industry, and continues to be a market leader in providing innovative e-business solutions for automobile dealers A public company, ARKONA was founded in 1996 and trades under the symbol ARKN. For more information visit ARKONA's Web site at www.arkona.com.

                                       ##

This release may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known or unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                            Arkona, Inc.


                            /s/  Stephen L. Russo
                            ----------------------------------
                                 Stephen L. Russo
                                 Vice President of Operations and

                            Date: July 23, 2003